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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 1999

                        GREEN TREE FINANCIAL CORPORATION
                                 as depositor of
        Green Tree Home Improvement and Home Equity Loans, Trust 1999-B
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             (Exact name of registrant as specified in its charter)

         Delaware             333-63305/333-75623          41-1807858
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(State or other jurisdiction      (Commission            (IRS employer
     of incorporation)            file number)          identification No.)

  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (651) 293-3400

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1. Changes in Control of Registrant.

        Not applicable.

Item 2. Acquisition or Disposition of Assets.

        Not applicable.

Item 3. Bankruptcy or Receivership.

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not applicable.

Item 5. Other Events.

        On June 30, 1999, the Registrant issued $400,000,000 in aggregate principal amount of Loan-Backed Notes. The Class A and Class M notes were sold pursuant to a prospectus supplement, dated June 18, 1999, to a prospectus dated June 18, 1999.

Item 6. Resignations of Registrant's Directors.

        Not applicable.

Item 7. Financial Statements and Exhibits.

        (a)  Financial statements of businesses acquired.

             Not applicable.

        (b)  Pro forma financial information.

             Not applicable.

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       (c)  Exhibits.

            The following is filed herewith. The exhibit numbers correspond with
            Item 601(b) of Regulation S-K.

            Exhibit No.    Description
            -----------    -----------

               4.1 Trust Agreement between Green Tree Financial Corporation as Depositor, and Wilmington Trust Company, as Owner Trustee, dated as of June 1, 1999.

               4.2 Sale and Servicing Agreement between Green Tree Home Improvement and Home Equity Loan Trust 1999-B, and Green Tree Financial Corporation, as Seller and Servicer, dated as of June 1, 1999.

               4.3 Indenture between Green Tree Home Improvement and Home Equity Loan Trust 1999-B, as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of June 1, 1999.

               5.1         Opinion of Dorsey & Whitney LLP as to legality.

               8.1 Tax opinion of Dorsey & Whitney LLP dated June 30, 1999, relating to REMIC matters.

              23.1         Consent of PricewaterhouseCoopers LLP.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GREEN TREE FINANCIAL CORPORATION,
                                  as depositor of Green Tree Home Improvement and Home Equity Loan Trust 1999-B

                                  By: /s/ Phyllis A. Knight
                                     ----------------------------------------
                                     Phyllis A. Knight
                                     Senior Vice President and Treasurer


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                                INDEX TO EXHIBITS

Exhibit Number                                                             Page
--------------                                                             ----

     4.1 Trust Agreement between Green Tree Financial Corporation as Depositor, and Wilmington Trust Company, as Owner Trustee, dated as of June 1, 1999.

     4.2 Sale and Servicing Agreement between Green Tree Home Improvement and Home Equity Loan Trust 1999-B, as the
              Issuer or the Trust, and Green Tree Financial Corporation, as Seller and Servicer, dated as of June 1, 1999.

     4.3      Indenture between Green Tree Home Improvement and
              Home Equity Loan Trust 1999-B, as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of June 1, 1999.

     5.1      Opinion of Dorsey & Whitney LLP as to legality.

     8.1 Tax opinion of Dorsey & Whitney LLP dated June 30, 1999, relating to REMIC matters

    23.1      Consent of PricewaterhouseCoopers LLP.


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